UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2021

Science Applications International Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35832	46-1932921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12010 Sunset Hills Road
Reston, Virginia	20190
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 676-4300

Not Applicable

(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SAIC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Science Applications International Corporation (the “Company”) held its virtual annual meeting of stockholders on June 2, 2021 (the “Annual Meeting”). The holders of 49,111,398 shares of common stock of the Company, or approximately 85% of the outstanding shares entitled to vote as of the record date for the Annual Meeting, were represented at the Annual Meeting in person or by proxy. The final voting results on each of the matters presented to stockholders for a vote is set forth below.

1.	The nominees to the Board of Directors of the Company (the “Board”) were elected, each for a one-year term, based upon the following votes:

	Number of Votes
Director Nominee	For	Against	Abstain	Broker Non-Votes
Robert A. Bedingfield	44,505,040	185,879	131,490	4,288,989
Carol A. Goode	44,175,880	510,041	136,488	4,288,989
Garth N. Graham	44,249,713	414,191	158,505	4,288,989
John J. Hamre	44,177,899	508,712	135,798	4,288,989
Yvette M. Kanouff	44,517,149	159,655	145,605	4,288,989
Nazzic S. Keene	44,482,363	235,290	104,756	4,288,989
Timothy J. Mayopoulos	43,674,562	980,511	167,336	4,288,989
Katharina G. McFarland	44,217,029	480,478	124,902	4,288,989
Donna S. Morea	42,731,919	1,983,835	106,655	4,288,989
Steven R. Shane	44,461,628	173,555	187,226	4,288,989

2.

The proposal to approve, on a non-binding, advisory basis, the compensation of the named executive officers of the Company as disclosed in the Company’s proxy statement (“Say-on-Pay”) was approved based upon the following votes:

Number of Votes
For	Against	Abstain	Broker Non-Votes
43,368,386	1,013,352	440,671	4,288,989

3.

The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 28, 2022 was approved based upon the following votes:

Number of Votes
For	Against	Abstain
48,966,362	99,658	45,378

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

Date: June 4, 2021	By:	/s/ Steven G. Mahon
Steven G. Mahon
Executive Vice President, General Counsel and Corporate Secretary

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